EXHIBIT 10.1


                                      LEASE
                                      -----

PARTIES:
--------

         LEASE dated as of 28th day of July 1995, by and between W.D.P. Corp., a Massachusetts Corporation with a usual place of business in the Commonwealth at 22 Greenleaf Farms Circle, Shrewsbury, Massachusetts, (herein "Landlord") and Dynasys System Corporation, a DELAWARE Corporation with a usual place of business in the Commonwealth at 300 West Main Street, Northborough, Massachusetts (herein "Tenant").

                               W I T N E S S E T H
                               -------------------

PREMISES:
---------

         1. (a) Landlord hereby leases to Tenant and Tenant agrees to lease from Landlord, upon the terms and conditions herein set forth, 7,000 square feet of space, including common areas, on the second floor of the commercial building located at 182 Turnpike Road, Westborough, Massachusetts (herein the "Demised Premises"), together with appurtenant rights thereto belonging, including the use, in common with all others lawfully entitled thereto, of all parking areas, common areas and entrances.

TERM:
-----

         2. To have and to hold the Demised Premises for an initial term of three (3) years unless sooner terminated as herein provided, commencing at 12:01 a.m. E.S.T. on the 1st day of September 1995 or if later, the date by which all of Landlord's Improvements (as defined in Section 7 below) to the Demised Premises are completed so as to permit the operation of Tenant's permitted uses in the Demised Premises in accordance with law.

BASIC RENT:
-----------

         3. Tenant agrees to pay Landlord basic rent for the initial three year term at the rate of Eight-Four Thousand ($84,000.00) Dollars per year which rent shall be payable in advance on the first day of each month in equal monthly installments of Seven Thousand ($7,000.00) Dollars.

         4. If the said term commences or terminates on other than the first day of any month, said rent shall be equitably apportioned. All rent, whether basic or otherwise, shall be payable in lawful money of the United States to Landlord at 22 Greenleaf Farm Circle, Shrewsbury, Massachusetts, or such other place as Landlord may, from time to time, designate in writing to Tenant. In addition, Tenant shall pay to Landlord the last month's rent, in advance, upon the signing of this Lease. Tenant shall pay to Landlord a late charge equal to three (3%) percent of any monthly installment not paid within fifteen (15) days of the due date.







UTILITIES:
----------

         5. Tenant shall, during the term hereof, pay for electricity consumed on or in connection with its use and occupancy of the Demised Premises, provided however, Tenant's liability for electricity hereunder shall be limited to a total maximum annual liability of Seven Thousand ($7,000.00) Dollars, payable to the Landlord as herebefore set forth, along with the basic rent, in monthly installments of Five Hundred Eighty-Three Dollars and Thirty-Three ($583.33) Cents. Tenants electrical use shall be reviewed on an annual basis, on the anniversary of the commencement date, and if Tenants electrical use is less than the above payments, Landlord shall provide Tenant with a credit based on actual use.

CONDITION OF PREMISES, REPAIRS, MAINTENANCE AND CLEANING:
---------------------------------------------------------

         6. (a) Tenant accepts the Demised Premises in the condition which they are on the date of commencement of the term thereof, acknowledging that they are in good order and condition and sufficient for the uses intended by Tenant. Tenant agrees that it has had full and adequate opportunity to inspect the Demised Premises and has done so to its satisfaction. Landlord has made, and Tenant has relied on, no representations and warranties, whether express or implied, as to the condition of the Demised Premises or their suitability for Tenant's use other than those which may be specifically set forth in this Lease. The Tenant shall not permit the Demised Premises to be overloaded, damaged, stripped or defaced, nor suffer any waste. Landlord agrees to make such improvements to the Demised Premises prior to the commencement of the Lease term, in accordance with the plans and specifications agreed to by the Landlord and Tenant.

                  (b) The Tenant shall perform such ordinary day to day maintenance as shall be required to maintain the Demised Premises, in the same condition they are at the commencement of the term, or as they may be put in during the term of this Lease, reasonable wear and tear, damage by fire and other casualities only excepted, and whenever necessary, to replace plate glass therein at Tenant's expense, and acknowledging that said Demised Premises are now in good order and glass whole. The Tenant shall not permit the Demised Premises to be overloaded, damaged, stripped or defaced, nor suffer any waste.

                  (c) Landlord shall, at its sole cost and expense, maintain in good repair and condition the Demised Premises, including, but not limited to, repairs required due (i) to mechanical and utility systems, including without limitation, all heating, plumbing, hot water, ventilating, electrical, air-conditioning, security systems and elevators, of the Demised Premises, (ii) to structural members of the Demised Premises including without limitation, exterior walls, roof, foundation, supporting columns, and underground or otherwise concealed interior or exterior structure, or (iii) any act, omission, or default of Landlord's. Landlord shall make necessary repairs within a reasonable period of time after Tenant has given Landlord written notice of the need for repair. Landlord shall maintain in good condition all lawns and planted areas, and keep in good repair, clean, neat, and free of snow and ice all surfaced roadways, walks, and parking and loading areas.

                                        2






ALTERATIONS AND IMPROVEMENTS:
-----------------------------

         7. (a) Tenant shall not make any alterations, additions or improvements to the Demised Premises, except with the Landlord's written consent.

                  (b) Any and all alterations, additions or improvements to the Demised Premises during the term of this Lease shall become the property of the Landlord at the end of the Term without payment therefore by the Landlord.

                  (c) On or before September 1, 1995, Landlord shall, at Landlord's sole cost and expense, complete construction of the build out of the Demised Premises (the "Landlord Improvements"), in accordance with plans and specifications approved by Tenant described on Exhibit B hereto. Landlord shall promptly commence and prosecute with diligence the construction of the Landlord Improvements in accordance with such plans and the terms and provisions of this Lease, and shall have substantially complete the Landlord Improvements by September 1, 1995. In the event that said improvements have not been completed by September 1, 1995, despite Landlord's diligent efforts to complete same, Landlord shall have up to an additional thirty (30) days to complete Landlord Improvements. Landlord covenants that the Landlord Improvements shall be constructed and performed using first-class workmanship and materials to comply with all applicable laws, ordinances, orders, rules, regulations and requirements, including, without limitation, those pertaining to zoning, building, utility service, fire safety and all other applicable laws. During the construction of the Landlord Improvements and until completion thereof, Landlord shall obtain, at Landlord's sole expense, public liability insurance and workmen's compensation liability insurance in reasonable amounts.

USE AND RESTRICTIONS:
---------------------

         8. (a) Tenant may use the Demised Premises solely for commercial office space. The Landlord represents that such use of the Premises will not violate any restrictions imposed upon the Premises, and is not in violation of the Certificate of Occupancy issued for the Premises nor contrary to any zoning ordinance or regulation affecting the Premises.

                  (b) Tenant shall not use nor suffer or permit the use by any person of the Demised Premises and its appurtenant rights for any purpose or in any manner which is contrary to any applicable law or regulation and which may constitute a nuisance or be offensive or which could cause injury or damage to the Demised Premises.

                  (c) Landlord represents that the land and building comprising the Premises are currently not in violation under any federal, state and/or municipal codes, ordinances, zoning rules, and regulations.

                                        3






RULES AND REGULATIONS:
----------------------

         9. Tenant shall, at its own cost and expense, subsequent to the commencement date hereof, promptly comply with all present and future laws, ordinances, rules and regulations of any duly constituted governmental authority relating to the use or occupancy of the Demised Premises, provided that Tenant shall not be required to make any alterations or additions to the structure, mechanical and utility systems, roof or foundation of the Building on account thereof. Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of Tenant's failure to comply with the provisions of this paragraph. Landlord is responsible for making the Demised Premises comply with all applicable provisions of Title III of the Americans with Disabilities Act of 1990, 42 U.S.C. 12101-12213 and 47 U.S.C. 225 and 611 and the regulations adopted pursuant thereto at 28 C.F.R. Part 36. The parties acknowledge and agree that the Demised Premises shall not be accessed by an elevator.

INDEMNIFICATION AND LIABILITY:
------------------------------

         10. Tenant shall indemnify and hold Landlord harmless from any and all claims for injury to persons or damage to property by reason of any accident or happening on the Demised Premises unless caused by the fault or negligence of Landlord or its agents, servants or employees. Tenant shall carry public liability insurance in limits of at least $500,000.00 for injury or death to one person, and $1,000,000.00 for injury or death to more than one person in the same accident and $50,000.00 for damage to property. On the commencement of the term of this Lease and thereafter not less than thirty (30) days prior to the expiration date of the policies of insurance required by this paragraph 10, Tenant shall deliver to Landlord copies of such policies or certificates of the insurer with respect thereto reasonably satisfactory to Landlord, accompanied by evidence of the payment of the premiums for the policies. Said insurance shall name the Landlord as an insured, as its interest may appear. All.such insurance policies shall provide that no cancellation thereof or material change therein shall be made unless Landlord shall have been given twenty (20) days' prior written notice thereof and that no act or omission by Tenant shall invalidate such policies as they apply to Landlord. All insurance policies required to be maintained under this lease may be blanket policies, provided such policies reference and incorporate the obligations to insure hereunder.

FIRE AND EXTENDED COVERAGE INSURANCE:
-------------------------------------

         11. Tenant shall be responsible for providing fire and extended coverage insurance for its own fixtures, equipment, furniture and possessions on the Demised Premises.

TENANT'S FAILURE TO PERFORM:
----------------------------

         12. If Tenant shall at any time fail to pay any tax or assessment as required in this Lease or to take out, pay for, maintain or deliver any of the insurance policies provided for in this Lease or shall fail to make any other payment or perform any other act on its part to be made or performed under this Lease, then Landlord, after ten (10) days' notice to Tenant, except

                                        4





when other notice is expressly provided for in this Lease (or without notice in case of an emergency), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may (but shall be under no obligation to):

                  (a)      pay any tax or assessment so payable by Tenant; or

                  (b) take out, pay for and maintain any of the insurance policies provided for in this Lease; or

                  (c) make any other payments or perform or cause to be performed any act on Tenant's part to be made or performed as in this Lease provided;

and may enter upon the Demised Premises for any such purpose and take all such action thereon as may be necessary therefore.

MECHANICS' LIENS:
-----------------

         13. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished, or to be furnished, for the Tenant, except for those improvements furnished by the Landlord as provided herein, and that no mechanics' liens or other liens for any such labor or materials shall attach to or affect the reversionary or other estate or interest of Landlord in and to the Demised Premises. Tenant further agrees to indemnify and hold harmless Landlord against any and all costs it may suffer on account of the same.

LANDLORD'S ACCESS:
------------------

         14. (a) Tenant agrees that Landlord, upon reasonable advance notice to Tenant (or without notice in case of emergency), may enter upon the Demised Premises at reasonable hours so as not to unduly interfere with the normal conduct of Tenant's business (or at any time in case of emergency) for the purpose of inspecting the same and making repairs and constructing additions thereto as it may be required or permitted to do under the terms of this Lease.

                  (b) Landlord shall have the right, during the last six (6) months of the lease term to place signs upon the Demised Premises indicating they are for sale or for rent.

EXPIRATION OF TERM:
-------------------

         15. (a) Tenant, at the expiration of the term hereof, or at any prior termination as herein provided, shall peaceably yield up the Demised Premises and all additions, improvements and alterations made thereupon in the same condition and repair as the same were in at the commencement of the term hereof, or may have been put in thereafter, reasonable wear and use, damage by fire or other casualty, acts of God, acts of war and the enemy and acts of paramount authority only excepted.


                                        5





                  (b) Tenant and those claiming by, through or under Tenant may, at any time prior to the expiration of the term or prior termination thereof, then or within a reasonable time thereafter not to exceed five (5) days, remove its personal property, trade fixtures and any equipment installed by it from the Demised Premises, provided that if such removal causes any damage to the Demised Premises, Tenant shall promptly repair the same.

                  (c) Any property, fixtures or equipment of Tenant's remaining on the Demised Premises after said five (5) day period shall be deemed abandoned and may be removed and disposed of by Landlord as Landlord shall determine and Landlord may charge the cost of such removal and any repairs or replacements to the Demised Premises necessitated thereby to Tenant.

HOLDING OVER:
-------------

         16. In the event that Tenant or anyone claiming by, through or under Tenant shall remain on the Demised Premises after the termination of this Lease or any renewals, extensions or modifications thereof, it shall be deemed to be a tenancy from month to month subject to all the terms and conditions hereof as may be applicable.

ASSIGNMENT AND SUBLETTING:
--------------------------

         17. Tenant shall not transfer, sublet, assign, hypothecate or otherwise alienate this Lease or Tenant's interest in and to all or any part of the Demised Premises, nor shall Tenant grant any person any license or permission to use the Demised Premises without Landlord's prior written consent on each occasion.

SIGNS:
------

         18. No signs, billboards, posters or advertising material of any type or description shall be erected or kept on the Demised Premises without the prior written consent and approval of Landlord. Landlord agrees that Tenant may have a sign posted at the building entrance on Route 9, subject to local codes and regulations Tenant shall receive top billing on any sign posted at said entrance.

DESTRUCTION BY CASUALTY:
------------------------

         19. (a) If the Demised Premises are partially damaged or destroyed by storm, fire, lightening, earthquake or other casualty, but are still usable by Tenant for the conduct of its business in substantially the same manner as it was conducted immediately prior to such damage or destruction, the basic rental hereunder shall be equitably adjusted from the date of such damage or destruction to take into account the value of any leased space lost as a result of the damage or destruction. Said rental adjustment shall apply until the damage is repaired or the destroyed areas are restored by Landlord to at least as good condition as existed immediately prior to the damage or destruction, and Landlord shall use due diligence to effect such repairs

                                        6





or restoration. Tenant shall have the right to terminate this lease by written notice if Landlord fails to repair or restore the premises within sixty (60) days. If the damage or destruction is so extensive as to render the Demised Premises not suitable for the said conduct of Tenant's business, this Lease shall terminate unless there are sufficient insurance proceeds available to complete the repair or restoration to the condition of the building prior to the damages or destruction, in which event, at Tenant's election by notice within thirty (30) days thereafter, Landlord shall promptly commence repair or restoration to render the said premises tenantable and shall proceed with due diligence, to the extent of available insurance proceeds. During the period of such repairs or restoration, the rent hereunder shall be abated in such entirety, except to the extent Lessee is able to use the Demised Premises, in which event the rent shall be adjusted to reflect such use. If the Landlord fails to repair or restore the Demised Premises within sixty (60) days from the event, Tenant shall have the right to terminate this Lease by written notice within fifteen (15) days after the expiration of said sixty (60) day period or of the failure (which shall then be continuing) by Landlord to diligently pursue such repair or restoration, as the case may be.

                  (b) Tenant hereby irrevocably transfers, sets over and assigns to Landlord all Tenant's rights in and to the insurance proceeds payable on account of damage or destruction to the Demised Premises. If Landlord shall so elect to repair or restore, Tenant shall immediately pay over to Landlord any such proceeds which may be paid to it directly or to it and Landlord jointly.

EMINENT DOMAIN:
---------------

         20. (a) If the entire Building or Demised Premises shall be taken for public or quasi-public purposes, then this Lease shall terminate as of the date Tenant shall be required by law to vacate the premises and surrender them to the authority making the taking.

                  (b) If such portion of the Demised Premises or the Building shall be taken as to render the Demised Premises unsuitable for the continuance of Tenant's business in substantially the same manner as the same was being conducted immediately prior to such taking, then Tenant shall have the right to terminate this Lease by giving written notice to Landlord within thirty (30) days after receipt of Notice of Entry for purposes of effectuating the taking. If the costs of repairing or restoring the Demised Premises after a partial taking is more than fifty (50%) percent of their value immediately prior to such taking, Landlord may, at its option, terminate this Lease by written notice to Tenant within thirty (30) days after the date of the taking.

                  (c) If this Lease shall not be so terminated, Landlord shall restore the Building with all reasonable dispatch to a complete architectural unit as close as possible to the condition of the Building was in immediately prior to said taking. Any provision of this subparagraph (c) to the contrary notwithstanding, Landlord shall not be required to restore if Landlord's mortgagees shall refuse to permit application of Landlord's condemnation proceeds towards the costs of such restoration.


                                        7





                  (d) If the Demised Premises, or any part thereof, shall be rendered untenantable and the Lease is not terminated, the rent herein reserved, or a just and proportionate part thereof, shall be suspended or abated according to the nature and extent of the taking from the date of such taking until the Demised Premises are smaller than they were prior to the taking or the utility thereof to Tenant otherwise diminished, the annual rent shall be equitably reduced.

                  (e) In the event of any such taking, the proceeds thereof shall be payable to Landlord or Landlord's mortgagee, if so required by the applicable terms of the mortgage. Tenant shall have absolutely no right or interest in any award except if awarded as otherwise provided by law. Tenant hereby irrevocably appoints Landlord as its attorney in fact for purposes of collecting any such condemnation award and dealing with all governmental authorities with respect thereto. This power of attorney is coupled with an interest and hence is irrevocable. By execution of this Lease, the Landlord does not reserve to itself, and the Tenant does not assign to the Landlord, any damages payable upon condemnation of trade fixtures or equipment installed by the Tenant or maintained and owned by the Tenant whether or not such trade fixtures or equipment are a part of the realty. It is also agreed and understood that the Tenant does not waive any relocation benefits to which it is entitled by reason of its status as a tenant in the event of any taking or condemnation of any or all of the Demised Premises. Nothing herein shall prohibit the Tenant from taking independent action against the condemning authority to recover any other damage or cost to which it may be entitled.

                  (f) If Landlord shall be obligated to repair or restore as aforesaid, and if the Demised Premises are not repaired or restored within four
(4) months after the date of such taking, then Tenant may, in addition to all other rights and remedies it may have, terminate this Lease.

DEFAULT AND TERMINATION OF LEASE:
---------------------------------

         21. If the rent herein reserved shall not have been paid when due, and shall remain unpaid for fifteen (15) days after written notice, or other obligations of Tenant under this Lease shall not be performed within fifteen
(15) days after notice by Landlord to Tenant thereof; or in the event that Tenant shall be adjudicated a bankrupt or should a permanent receiver in insolvency or permanent trustee in bankruptcy of Tenant be appointed and said appointment shall not have been vacated within sixty (60) days, or should Tenant make a general assignment for the benefit of creditors, or file a voluntary petition for reorganization under the Bankruptcy Act, then Landlord may, in addition to any of Landlord's other rights set forth elsewhere herein, (a) cure any default or breach of warranty of Tenant hereunder, and perform any covenants which Tenant has failed to perform, and any sums expended by Landlord in curing such default or breach of warranty and performing such covenants shall be paid by Tenant to Landlord immediately upon demand, and shall bear interest at the rate of 1.5% per month from the date of demand; (b) bring suit to recover from Tenant all sums due Landlord from Tenant together with reasonable attorney's fees and interest thereon at the rate set forth above; (c) declare this Lease to be terminated, and enter into the Demised Premises, using such force as may be

                                        8





necessary to do so and so to repossess and enjoy the said premises as of Landlord's former estate, without being guilty of trespass, forcible entry, detainer or other tort.

ADDITIONAL REMEDIES ON DEFAULT:
-------------------------------

         22. Notwithstanding any termination pursuant to Paragraph 21 above or any entry or re-entry by Landlord, Tenant agrees to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of rent and any other charges herein reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered as aforesaid, and whether the Demised Premises be relet or remain vacant in whole or in part or for a period less than the remainder of the term, or for the whole thereof; but in the event the Demised Premises be relet, in whole or in part, by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by the Landlord in reletting the Demised Premises and in collecting the rent in connection therewith. Tenant shall also be liable to Landlord for all expenses
(including reasonable attorney's fees) incurred by Landlord in enforcing its rights under this Lease in the event of a default by Tenant and such expenses may also be deducted from any credit due Tenant on account of any reletting by Landlord.

ESTOPPEL CERTIFICATE:
---------------------

         23. Upon not less than fifteen (15) days prior written request, Landlord and Tenant agree, each in favor of the other, to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications that the same are in full force and effect as modified and stating the modifications), and the dates to which the basic rent hereunder and other charges have been paid and any other information reasonably requested. Any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser, mortgagee or lending source.

SUBORDINATION AND RECORDING:
----------------------------

         24. This Lease shall be subject and subordinate to any mortgages) hereinafter placed upon the Demised Premises; provided that Tenant receives a so-called non-disturbance and attornment agreement, in form and substance satisfactory to Tenant acting in a commercially reasonable manner from such mortgagee.

BROKERS' COMMISSIONS:
---------------------

         25. Landlord shall pay a brokers commission to ComVest Realty Service, Inc., as agreed. Tenant represents and warrants that it has not dealt with any other broker and agrees to indemnify and hold Landlord harmless, as aforesaid, from any claims for any other brokers' commissions arising by reason of its having dealt with such brokers.


                                        9





FAILURE OF APPROVAL:
--------------------

         26. Wherever the consent or approval of either party to this Lease is required, the same shall not be unreasonably conditioned, withheld or delayed.

WAIVER OF SUBROGATION:
----------------------

         27. Landlord waives, discharges and releases all rights of recovery against Tenant and its agents and employees for any loss or damage to property of Landlord located on the Demised Premises or comprising a part thereof and insured under valid and collectible insurance policies, to the extent of any recovery actually collected under such insurance, provided that this waiver shall only be operative with respect to loss or damage occurring during such time as Landlord's policies of insurance contain a clause providing that such waiver shall not affect or impair the policy and the Landlord's right to recover thereunder. Tenant waives, discharges and releases and will require any permitted subtenants or assignees to waive, discharge and release all rights of recovery against Landlord and the agents and employees of Landlord for loss or damage to property of Tenant or to the property of any subtenants located on the Demised Premises and insured under valid and collectible insurance policies to the extent of any recovery actually collected under such insurance, provided that this waiver shall only be operative with respect to loss or damage occurring during such time as Tenant's policies of insurance contain a clause providing that such waiver shall not affect or impair the policy and the Tenant's rights to recover thereunder.

         Each of the parties agrees with the other party (1) that such insurance policies as it may have in effect during the term of this Lease or any extension or renewal thereof, shall, if the insurance carrier permits the inclusion of such clause or endorsement in such policies, include a clause or endorsement which provides in substance that the insurance company waives any right of subrogation which it might otherwise have against Landlord or Tenant, as the case may be, and (2) upon demand of the other party hereto, will reimburse the other party for any extra premium costs incurred by the latter in obtaining such clause or endorsement.

DISPUTES:
---------

         28. It is agreed between the parties that if at any time a dispute should arise as to the propriety or necessity of Tenant making any payment or performing any obligations required hereunder, Tenant may pay or perform the same under protest and such payment or performance under protest shall not be considered to be voluntary on the part of the Tenant.

ASSENTS:
--------

         29. No assent, express or implied, by one party to any breach of any covenant or condition herein contained on the part of the other to be performed or observed and no waiver, express or implied, of or failure by one party to insist on the other's prompt performance or observance of any such covenant or condition, shall be deemed to be a waiver of or assent to

                                       10





any succeeding breach of the same or any other covenant or condition and, except as provided herein, any party may assert its rights and remedies hereunder without any prior or additional notice to the other that it proposes to do so. The payment by Tenant, and acceptance by Landlord of rent or other payment hereunder or silence by either party as to any breach, shall not be construed as waiving any of such party's rights hereunder unless such waiver is in writing. No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due Landlord from Tenant shall be deemed to be anything but payment on account and the acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said check shall not be deemed in accord and satisfaction and Landlord may accept said check without prejudice to recover the balance due or pursue any other remedy which may be available to it.

CUMULATIVE RIGHTS:
------------------

         30. Any and all rights and remedies which either party may have hereunder shall be cumulative and the exercise of any one of such rights shall not bar the exercise of any other right or remedy which said party may have.

NOTICES:
--------

         31. Whenever in this Lease it shall be required or permitted that notice, demand or other communication be given or served by either party to this Lease or upon the other, such notice shall be deemed to have been duly given or served if in writing and forwarded by a nationally recognized overnight delivery service requiring a return receipt, postage prepaid, addressed to the party to whom it is to be given or served,at his or its address first above written. Each party may change its above address for purposes of notices by notice to the other party in the manner hereinbefore provided.

ENTIRE AGREEMENT:
-----------------

         32. This instrument contains the entire and exclusive agreement between the parties and supersedes and terminates all prior or contemporaneous arrangements, understandings and agreements, whether oral or written. This Lease may not be amended or modified, except by a writing executed by Landlord and Tenant.

CONSTRUCTION:
-------------

         33. In construing this Lease, feminine or masculine pronouns shall be substituted for those of neuter form and vice versa and the plural for singular and singular for plural in any place where the context may require.


                                       11





GOVERNING LAW AND SEVERABILITY:
-------------------------------

         34. This Lease shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. In the event any provision of this Lease shall be determined to be invalid or unenforceable under applicable law, such provision shall, insofar as possible, be construed or applied in such manner as will permit enforcement; otherwise, this Lease shall be construed as if such provision had never been made part hereof.

HEADINGS:
---------

         35. The headings used herein are used only for convenience of reference and are not to be considered a part of this Lease or to be used in deter-mining the intent of the parties hereto.

BINDING EFFECT:
---------------

         36. This Lease shall be binding upon and inure to the benefit of all administrators, executors, personal representatives, heirs, successors and permitted assigns, including all permitted subtenants, of the parties hereto. Each subtenant or assignee shall, as a precondition to Landlord's approval of Tenant's subletting the Demised Premises or assigning this Lease, execute such written instrument as Landlord shall reasonably require evidencing his agreement to be bound by each and every term of this lease, provided that such an agreement shall not, unless specifically provided, operate to release Tenant from its obligations hereunder. Tenant represents and warrants that the person signing this Lease on behalf of Tenant is authorized to so execute this Lease and to bind the Tenant.

ENVIRONMENTAL MATTERS:
----------------------

         37. The LESSEE will comply with all laws and regulations applicable to the LESSEE pertaining to the protection of the environment from any contamination and except as hereinafter provided shall be responsible for correcting and hereby indemnities the Landlord against the cost of correcting any situation which shall be determined by lawful authority to amount to environmental contamination caused or permitted by the LESSEE. This obligation shall survive the termination of the Lease. The LESSEE shall not be responsible for any remedial action or expense necessary to correct any release of hazardous materials, substances, or oil on the Premises or on the premises adjacent thereto which took place prior to the date of the commencement of the Lease term. The costs of any remedial action for any such prior release shall be borne entirely by Landlord.

QUIET ENJOYMENT:
----------------

         38. The Landlord covenants that, so long as the LESSEE is not in breach of the terms and conditions of this Lease, the LESSEE shall peaceably and quietly have, hold and enjoy the Premises for the term hereof, subject to the provisions of this Lease.

                                       12





LANDLORD'S REPRESENTATIONS AND COVENANTS:
-----------------------------------------

         39. Landlord hereby warrants and represents to, and covenants and agrees with, Tenant as follows:

                  (a) The Demised Premises (including all parking) and the related areas are and will be in good condition and repair, and all utilities, including oil, electricity, telephone, water and sewer are sufficient to meet Tenant's reasonable requirements for the permitted uses.

                  (b) The heating, ventilating and air conditioning ("HVAC") serving the Demised Premises are and shall be sufficient to maintain temperature, ventilation and humidity levels to Tenant's reasonable satisfaction to permit Tenant to conduct its business in accordance with the terms of this Lease.

LANDLORD'S DEFAULT:
-------------------

         40. In the event Landlord shall fail to perform any obligation specified in this Lease or if any material representation or warranty of Landlord in this Lease shall be breached, then Tenant, in addition to and not in limitation of any other remedies, may after the continuance of such default for thirty (30) days after notice thereof by Tenant (provided that emergency repairs which are Landlord's responsibility under this Lease may be made upon 25 hours' notice to Landlord) on behalf and at the expense of Landlord, do all necessary work and make all necessary payments in connection therewith, and Landlord shall on demand, pay Tenant forthwith the amount so paid by Tenant, provided herein nothing shall limit or condition Tenant's obligation to otherwise pay rent and all other sums due Landlord, as provided herein.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first written above.

                                          LANDLORD,
                                          W.D.P. CORP.


                                          By: /s/ William D. Paine, Pres.
                                              ----------------------------

                                          TENANT,
                                          DYNASYS SYSTEM CORPORATION



                                          By:  /s/ Albert J. Agbay
                                               --------------------------
                                                   Albert J. Agbay
                                                   President & CEO

                                       13




                                    GUARANTY
                                    --------


         In consideration of the letting of the Demised Premises above described, Palomar Medical Technologies, Inc., a Delaware Corporation, with a usual place of business in the at 66 Cherry Hill Drive, Beverly, Massachusetts 01915, the parent company of the Tenant, hereby guarantees the prompt and punctual payment and the performance of all of the covenants of the Tenant in the above Lease to be paid and performed by said Tenant, without requiring any notice of nonpayment or nonperformance, or proof of notice or demand being made in order to charge the Guarantor therefore. Guarantor represents and warrants that the person signing this Guaranty on behalf of the Guarantor is authorized to so execute this Guaranty and to bind the Guarantor.

         IN WITNESS WHEREOF, the Guarantor hereto has set its hand and seal this 27th day of July, 1995.

                                    PALOMAR MEDICAL TECHNOLOGIES, INC.




/s/ Michael Smotrich                By: /s/ Joseph P. Caruso
---------------------                   -------------------------
Michael Smotrich, Secr.



DS1-308339

                                       14